EXHIBIT 10.19


October 1, 2006


William Rast Sourcing, LLC
150 West Jefferson
Los Angeles, CA 90007
Attn:  Danny Guez

Re: Inventory Loan Facility

Dear Danny:

Reference is made to (i) the Factoring Agreement between FTC Commercial Corp. ("FTC") and William Rast Sourcing, LLC (the "Company") of the date herewith (as supplemented or amended from time to time, the "Factoring Agreement") and (ii) the Continuing Security Agreement between FTC and the Company of the date herewith (as supplemented or amended from time to time, the "Security Agreement"). The Factoring Agreement, the Security Agreement, and all agreements now or hereafter entered into between FTC and the Company shall be referred to herein collectively as the "Company Agreements."

Except as otherwise provided in this letter agreement (this "Agreement"), any capitalized terms used herein but not defined in this Agreement shall have the meanings assigned to such terms in the Factoring Agreement.

For purposes of this Agreement:

         "Inventory" as used herein shall have the meaning set forth in the Security Agreement.

         "Inventory Base" means up to fifty percent (50.0%) of the value (the lesser of cost or market) of the Company's raw material and finished goods Inventory which FTC determines, in its sole discretion, to be eligible for inclusion in the Inventory Base. Without limiting the generality of the foregoing, the following Inventory shall not be eligible for inclusion in the Inventory Base if (i) such Inventory is over one hundred eighty (180) days old; (ii) such Inventory is defective or damaged; (iii) such Inventory is not located at the Company's premises at 150 W. Jefferson, Los Angeles, California 90007;
         (iv) such Inventory is located at any real property leased by the Company or at any contract warehouse, unless such Inventory is subject to a collateral access agreement acceptable to FTC and executed by the lessor or warehouseman, as the case may be, and unless such Inventory is separately identifiable from the goods of others, if any, stored on the premises; (v) the Company does not have good, valid, and marketable title to such Inventory; (vi) such Inventory is not subject to a valid and perfected first priority security interest in favor of FTC; (vii) such Inventory consists of bill and hold goods or goods acquired on consignment or (viii) such Inventory consists of work in process.


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         "Obligations"  means the any and all  obligations  of the Company under this Agreement and the Company Agreements.

This Agreement shall confirm our mutual understanding and agreement that, subject to the terms and conditions of the Company Agreements, and provided that no default or Event of Default under any of the Company Agreements and no termination of the Factoring Agreement has occurred, FTC may, in its sole and absolute discretion, extend an inventory loan facility to the Company in an aggregate principal amount outstanding at any time not to exceed the lesser of
(a) the Inventory Base or (b) up to $1,000,000 MINUS the aggregate amount of then outstanding inventory loans made to (i) Versatile Entertainment, Inc.("Versatile") under the Inventory Loan Facility between Versatile and FTC of even date herewith (as amended from time to time, the "Versatile Facility
Agreement") and (ii) any subsidiaries of the Company (the "Company Subsidiaries") which enter into factoring and inventory loan arrangements with FTC (the "Company Subsidiaries Agreements")

The interest rate charged on outstanding inventory loans under this Agreement will be the same rate charged in Section 23 of the Factoring Agreement and will be calculated, computed and payable in accordance with the provisions of Section 23.

This Agreement shall terminate, at FTC's discretion, on the date which is the earlier to occur of: (a) the date on which a default or Event of Default occurs under this Agreement, the Company Agreements, the Factoring Agreement between FTC and Versatile dated October 14, 2004 (as amended, the "Versatile Factoring Agreement"), the Versatile Facility Agreement, any of the other agreements between Versatile and FTC (the Versatile Factoring Agreement, the Versatile Facility Agreement and all such other agreements between Versatile and FTC are collectively the "Versatile Agreements"), or the Company Subsidiaries Agreements; or (b) the date on which the Factoring Agreement or the Versatile Factoring Agreement or any factoring agreement between FTC and any of the Company Subsidiaries is terminated in accordance with the notice provisions thereof.

In order to induce FTC to extend the foregoing inventory loan facility to the Company, the Company agrees that, so long as the Factoring Agreement remains in effect and any of the Obligations have not been paid and performed in full:

                  i. The Company shall, no later than ten (10) days after the end of each month, provide to FTC: (a) an Inventory Certification or designation in the form attached hereto as "Attachment A" or in such other form as is acceptable to FTC; (b) an aging of all Inventory as of the end of such month, in form and substance acceptable to FTC; and (c) a report detailing the piece goods, the work-in-process, the finished goods Inventory available for sale, and the finished goods Inventory sold as of the end of such month, in form and substance acceptable to FTC.

                  ii. The Company shall not, without FTC's prior written consent which shall not be unreasonably withheld, sell, lease, transfer, assign, abandon or otherwise dispose of any of the Company's assets in which FTC has been granted a first priority security interest under any of the Company Agreements, excluding: (a) assignments of the


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


                           Company's   accounts  to  FTC  under  the   Factoring
                           Agreement, (b) sales of Inventory to the Company's customers in the ordinary course of the Company's business and operations, (c) licenses of the Company's tradenames, (d) sales or transfers of the Company's tradenames to Versatile or the Company Subsidiaries or any other affiliates of the Company which enter into a factoring agreement with FTC, and
                           (e) the sale, lease, transfer, assignment, abandonment or other disposition of Inventory that is not be eligible for inclusion in the Inventory Base and/or Equipment (as defined in the Security Agreement) which is not essential for the business and operations provided that the aggregate fair market value of such Inventory and/or Equipment does not exceed $100,000 during any of the Company's fiscal years.

                  iii. The Company shall not, without FTC's prior written consent which shall not be unreasonably withheld, become a guarantor, a surety, or otherwise liable for the debts or other obligations of any other person or firm including, without limitation, Versatile, the Company Subsidiaries or any other affiliates of the Company, in excess of an aggregate amount $100,000 outstanding at any time, excluding debts or other obligations of Versatile, the Company Subsidiaries or any other affiliates of the Company to FTC.

                  iv. The Company shall, at the time the Company Subsidiaries or any other affiliates of the Company are formed under the laws of the state in which the Company Subsidiaries or any other affiliates of the Company are organized, give FTC written notice of any such formation.

The inventory loan facility outlined in this Agreement shall be subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to FTC:

                  i. The representations and warranties contained herein and in each of the other Company Agreements shall be true and correct as of the date of any inventory loans made under this Agreement.

                  ii. No default or Event of Default under this Agreement, the Company Agreements, the Versatile Agreements or the Company Subsidiaries Agreements shall have occurred or would occur as a result of any extension of credit under the facility described herein.

                  iii. FTC shall have received originals of this Agreement and the Security Agreement, both of the foregoing to be dated as of the date hereof and to be duly executed by the Company, and originals of Guaranties of the Obligations, in the forms provided to the Company by FTC, both of the foregoing to be dated as of the date hereof and to be duly executed by Versatile, Bella Rose, LLC and People's Liberation, Inc., as applicable.

Nothing herein shall be construed as limiting or modifying in any way any of FTC's rights


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


under the Company Agreements, including without limitation, FTC's rights, to be exercised in its sole and absolute discretion, to hold any reserve FTC deems necessary as security for payment and performance of the Obligations, change any advance rates, cease making advances or other financial accommodations to the Company and determine standards of eligibility. The Obligations shall be secured by a first lien on and security interest in all of the assets of the Company in which the Company has granted FTC a security interest under the Company
Agreements. The failure to perform any of the terms and conditions of this Agreement or the breach of any of the representations or warranties contained in this Agreement shall constitute a default or an Event of Default under the Company Agreements, the Versatile Agreement and the Company Subsidiaries Agreements and the failure to perform any of the terms and conditions of, or the breach of any of the representations or warranties contained in, the Company Agreements, the Versatile Agreements or the Company Subsidiaries Agreements shall constitute a default under this Agreement.

The foregoing is based upon the financial condition of the Company as set forth in its financial statements for the three months ended June 30, 2006, as filed with the Securities and Exchange Commission in its Form 10-QSB. In addition, by its signature below, the Company further represents and warrants that there has been no material adverse change in the Company's financial condition since such statement was prepared.

Please sign below to acknowledge that the Company is in agreement with all of the foregoing.

Very truly yours,                           ACKNOWLEDGED AND AGREED TO:

FTC COMMERCIAL CORP.                        WILLIAM RAST SOURCING, LLC

By: /s/ Ken Wengrod                         By: /s/ Danny Guez
    -----------------------------               --------------------------------
Name:  Ken Wengrod                          Name:  Danny Guez
Title: President                            Title: Manager and Chief Executive
                                                   Officer


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